SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 30, 1998

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                               GENTA INCORPORATED
             (Exact name of registrant as specified in its charter)

                         Commission file number 0-19635


                  Delaware                            33-0326866
       (State or other jurisdiction of     (I.R.S. Employer Identification
       incorporation or organization)                  Number)



                 3550 General Atomics Court, San Diego, CA 92121
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (619) 455-2700
               Registrant's telephone number, including area code




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                               GENTA INCORPORATED
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

Item 5.              Other Events............................................3

Signature....................................................................4

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


Item 5.         OTHER EVENTS

         Genta Incorporated (the "Company"), entered into a Settlement Agreement and Release dated as of November 30, 1998 (the "Settlement Agreement") with LBC Capital Resources, Inc. ("LBC"), Paramount Capital, Inc. ("PCI"), Paramount Capital Asset Management, Inc. ("PCAM"), The Aries Fund, a Cayman Islands trust ("Aries Trust"), Aries Domestic Fund, L.P. ("Aries Domestic," together with Aries Trust, the "Aries Funds" and, together with Aries Trust, PCI and PCAM, the "Paramount Group"). Pursuant to the Settlement Agreement, LBC agreed, inter alia, to dismiss with prejudice a complaint, dated April 2, 1998 against the Company and the Paramount Group in the United States District Court for the Southern District of New York, captioned LBC Capital Resources, Inc. v. Genta Incorporated, et al., Civil Action No. 98 CIV 2491-CSH. See the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1998, under the caption "Legal Proceedings." Additionally, pursuant to the Settlement Agreement and without admitting any liability, the Company agreed: to issue to LBC 2,900 shares of Series D Convertible Preferred Stock, par value $0.001 per share ("Series D Preferred Stock") of the Company which are presently convertible into an aggregate of approximately 307,285 shares of common stock, par value $0.001 per share, (the "Common Stock") of the Company at a conversion price of $0.94375 per share; to issue to LBC or its designee five-year warrants (the "LBC Warrants") to acquire 700,000 shares of Common Stock at an exercise price of $0.52 per share; to make certain payments to LBC totalling approximately $182,000; and to pay to LBC, upon the exercise of certain warrants held by the Aries Funds, a commission equal to up to $150,000 in the aggregate. The respective conversion and exercise prices of the Series D Preferred Stock and the LBC Warrants are subject to adjustment upon the occurrence of certain events.

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


                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 6, 1999


                             GENTA INCORPORATED


                             /s/Kenneth G. Kasses
                             ----------------------------------
                             Kenneth G. Kasses, Ph.D.
                             Chairman of the Board of Directors, President, Principal Executive Officer and Principal Financial Officer

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